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                       Office of the United States Trustee
                                  Exhibit 99.20
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------------------------------------       -------------------------------------
In re:                                     DEBTOR IN POSSESSION OPERATING REPORT
AMERICAN WASTE TRANSPORT, INC.


                                           Report Number: 4          Page 1 of 3


                      Debtor.              For the period FROM: March 1, 2001
                                                         TO:   March 31, 2001
-----------------------------------        -------------------------------------
Chapter 11 Case No: LA 00-44134 ES
-----------------------------------        -------------------------------------

1.   Profit and Loss Statement (Accrual Basis Only        ($000's))
     A.  Related to Business Operations:
         Gross Sales                                                       SEE ATTACHED
                                                                          --------------------
         Less: Sales Returns and Discounts   (Bad Debts included)
                                                                          --------------------
              Net Sales
                                                                                               --------------------
         Less: Cost of Goods Sold:
         Beginning Inventory at Cost
                                                                          --------------------
         Add: Purchases
                                                                          --------------------
         Less: Ending Inventory at Cost
                                                                          --------------------
              Cost of Goods Sold
                                                                                               --------------------
                  Gross Profit
                                                                                                                    ----------------
                  Other Operating Revenues (Specify)
                                                                                                                    ----------------
         Less: Operating Expenses:
         Officer Compensation
                                                                          --------------------
         Salaries and Wages - Other Employees
                                                                          --------------------
              Total Salaries and Wages
                                                                                               --------------------
              Employee Benefits and Pensions
                                                                                               --------------------
         Payroll Taxes
                                                                          --------------------
         Real Estate Taxes
                                                                          --------------------
         Federal and State Income Taxes
                                                                          --------------------
              Total Taxes
                                                                                               --------------------
         Rent and Lease Exp. (Real Property and Personal Property)
                                                                          --------------------
         Interest Expense (Mortgage, Loan, etc.)
                                                                          --------------------
         Insurance
                                                                          --------------------
         Automobile Expense
                                                                          --------------------
         Utilities (Gas, Electricity, Water, Telephone, etc.)
                                                                          --------------------
         Depreciation and Amortization
                                                                          --------------------
         Repairs and Maintenance
                                                                          --------------------
         Advertising    (In cost of sales)
                                                                          --------------------
         Supplies, Office Expenses, Photocopies, etc.
                                                                          --------------------
         Bad Debts
                                                                          --------------------
         Miscellaneous Operating Expenses (Specify)
                                                                          --------------------
              Total Operating Expenses
                                                                                               --------------------
                  Net Gain/Loss from Business Operations
                                                                                                                    ----------------
     B.  Not Related to Business Operations:
         Income:
              Interest Income
                                                                                               --------------------
              Other Non-Operating Revenues (Specify)
                                                                                               --------------------
              Gross Proceeds on Sale of Assets
                                                                          --------------------
              Less: Original Cost of Assets plus Expenses of Sale
                                                                          --------------------
                  Net Gain/Loss of Sale of Assets
                                                                                               --------------------
              Total Non-Operating Income   Sales Tax Refund
                                                                                                                    ----------------
         Expenses Not Related to Business Operations:
              Legal and Professional Fees (Specify)  See page 3, #7
                                                                                               --------------------
              Other Non-Operating Expenses (Specify)BarDateNtc
                                                                                               --------------------
              Total Non-Operating Expenses
                                                                                                                    ----------------
     NET INCOME / LOSS FOR PERIOD
                                                                                                                    ----------------

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             DEBTOR IN POSSESSION OPERATING REPORT NO: 4             Page 2 of 3
--------------------------------------------------------------------------------
2. Aging of Accounts Payable and Accounts Receivable (exclude pre-petition accounts payable):

                                      Accounts Payable       Accounts Receivable
                                      ----------------       -------------------


         Current     Under 30 Days    $                      $
         Overdue     31 - 60 Days
         Overdue     61 - 90 Days
         Overdue     91 - 120 Days
         Overdue     Over 121 Days
         TOTAL                        $0.00                  $
                                      ----------------       -------------------


3.       State of Status of Payments to Secured Creditors and Lessors:

                          Frequency                              Post-Petition
                       of Payments Per     Amount      Next   Payments Not Made*
          Creditor/   Contract / Lease     of Each   Payment
          Lessor      (i.e., mo., qtr.)    Payment     Due       Number Amount
          Not Applicable---------------    -------     ---       -------------
          ------      -----------------    -------     ---       -------------
          ------      -----------------    -------     ---       -------------



         *Explanation for Non-Payment:           None made


4.       Tax Liability:
                   Gross Payroll Expense for Period:            $ See attachment
                                                                ----------------
                   Gross Sales for Period Subject to Sales Tax  $   0.00
                                                                ----------------


                                                                   Post-Petition
                                                                     taxes Still
                                           Date Paid   Amount Paid*     Owing
                                           ---------   ------------     -----


    Federal Payroll and Withholding Taxes              See attachment
    State Payroll and Withholding Taxes                See attachment
    State Sales and Use Taxes
    Real Property Taxes*****


     ****Includes personal property tax    * Attach photocopies of depository
                                             receipts from taxing authorities or
                                             financial institutions to verify
                                             that such deposits or payments have
                                             been made.

5.       Insurance Coverage:                   Carrier /         Amount       Policy             Premium
                                                 Agent             of       Expiration        Paid Through
                                                  Name          Coverage       Date               Date
                                             -----------  ----------------- --------------- ------------------
         Worker's Compensation                    SEE    ATTACHMENT
         Liability
         Fire and Extended Coverage
         Property
         Theft
         Life (Beneficiary:         )
                           ---------
         Vehicle
         Other (Specify):
                         ----------------
                     Umbrella Liability
          -------------------------------

--------------------------------------------------------------------------------
             DEBTOR IN POSSESSION OPERATING REPORT NO: 4             Page 3 of 3
--------------------------------------------------------------------------------


6.       Questions:


         A. Has the Debtor in Possession provided compensation to any officers, directors, shareholders, or other principals without the approval of the Office of the United States Trustee?


                  Yes     Explain:
               ---                 ---------------------------------------------
                X No
               ---                 ---------------------------------------------


         B. Has the Debtor in Possession, subsequent to the filing of the petition, made any payments on its pre-petition unsecured debt, except as have been authorized by the Court:


                  Yes     Explain:
               ---                 ---------------------------------------------
                X No
               ---                 ---------------------------------------------


7.       Statement of Unpaid Professional Fees (Post-Petition Amounts Only)


                                    State Type of                 Total Post-
                                    Professional               Petition Amount
     Name of Professional     (Attorney/Accountant/etc.)            Unpaid
--------------------------------------------------------------------------------
   Irell & Manella LLP                Attorney                      $29,258.78
--------------------------------------------------------------------------------


8. Narrative Report of Significant Events and Events out of the Ordinary Course of Business: (Attach separate sheet if necessary)



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------





9.       Quarterly Fees: (This Fee must be paid to the United States Trustee every calendar quarter)
         ------------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------
             Quarterly            Total                                                                                  Quarterly
               Period         Disbursements       Quarterly           Date             Amount            Check           Fee Still
               Ending          For Quarter           Fee              Paid              Paid              No.              Owing
         ------------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------
         December  2000        $ 241,105.56    $  1,500.00      Feb 7,2001         $  1,500.00      1127
         ------------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------
         March 2001            $ 1,269.000     $  5,000.00      May 3,2001         $  5,000.00      1317
         ------------------- ----------------- ---------------- ----------------- ----------------- -----------------
--------------         ------------------- ----------------- ---------------- ----------------- ----------------- -----------------
--------------


I, (Name/Title: Eugene Tidgewell, Vice President), declare under penalty of perjury that the information contained in the above Debtor in Possession
Operating Report is true and complete to the best of my knowledge.


Dated:       June     ,2001
                  ----
                                                        /s/ Eugene W. Tidgewell
                                                        ------------------------
                                                 Debtor in Possession or Trustee

                         AMERICAN WASTE TRANSPORT, INC.
                                  PROFIT & LOSS
                                   MARCH 2001


                                                             Mar 01
                                                         ------------
    Ordinary Income/Expense
            Income
                4000-TRANSPORTATION                       497,767.09
                4001-LOADING FEES                          64,758.62
                                                         ------------
            Total Income                                  562,525.71


            Cost of Goods Sold
                5200 -DRIVER COST
                    5210-DRIVER WAGES                     165,402.10
                    5220-DRIVER PAYROLL TAXES              13,230.77
                    5260-DRUG TESTS                           285.00
                                                         ------------
                Total 5200-DRIVER COST                    178,917.87


                5300 -INSURANCE
                    5310-MEDICAL                           10,377.76
                    5320-LIABILITY                         50,285.11
                    5330-WORKERS' COMPENSATION             47,252.54
                                                         ------------
                Total 5300-INSURANCE                      107,915.41


                5500-FUEL                                  77,596.33
                5600-REGISTRATION                          10,140.67
                5700 -REPAIR & MAINTENANCE
                    5710-MECHANIC WAGES                    40,453.80
                    5715-PAYROLL TAXES - MECHANIC           3,634.23
                    5720-TIRES                             12,320.59
                    5725-TIRE SERVICE                       7,736.87
                    5730-TRUCK MAINTENANCE                  2,037.43
                    5735-TRUCK REPAIR- PARTS               15,154.21
                    5745-TRAILER REPAIRS                    4,409.40
                    5750-TRUCK WASH                           475.00
                    5700-REPAIR & MAINTENANCE - Other      16,641.58
                                                         ------------
                Total 5700-REPAIR & MAINTENANCE           102,863.11


                5850-TICKET                                 1,280.00
                                                         ------------
            Total COGS                                    478,713.39
                                                         ------------
        Gross Profit                                       83,812.32


            Expense
                6050-BANK CHARGES                             120.00
                6110-CORPORATE ALLOCATION                  38,224.14
                6200-DUES AND SUDSCRIPTIONS                    44.00
                6501-POST PETITION LEGAL FEES              40,572.30
                6530-MEDICAL INSURANCE                      1,336.51
                6570-OFFICE SUPPLIES                          271.02
                6580-OFFICE WAGES                           8,250.00
                6585-PAYROLL TAXES - OFFICE                   639.11
                6700-PERMITS                                  664.00
                6756-RENT                                   2,058.63
                6850-TRAVEL & ENTERTAINMENT

                         AMERICAN WASTE TRANSPORT, INC.
                                  PROFIT & LOSS
                                   MARCH 2001



                                                             Mar 01
                                                           ------------


               6852-LODGING                                    500.00
                                                           ------------
             Total 6850-TRAVEL & ENTERTAINMENT                 500.00


             6900-UTILITIES
               6920-ELECTRIC                                -2,993.09
               6940-TELEPHONE                                9,312.01
               6950-WATER                                       31.20
               6960-WASTE                                    1,430.40
                                                           ------------
             Total 6900-UTILITIES                            7,780.52
                                                           ------------
          Total Expense                                     100,460.23
                                                           ------------
    Net Ordinary Income                                     -16,647.91


    Other Income/Expense
       Other Expense
          8500 -DEBT SERVICE
             8560-THE ASSOCIATES                            16,592.58
             8580-VOLVO COMMERCIAL FINANCE                  15,631.46
                                                           ------------
          Total 8500-DEBT SERVICE                           32,224.04
                                                           ------------
       Total Other Expense                                  32,224.04
                                                          ------------
    Net Other Income                                       -32,224.04
                                                          ------------
Net Income                                                 -48,871.95
                                                          ============

                         AMERICAN WASTE TRANSPORT, INC.
                                A/R AGING SUMMARY
                              AS OF MARCH 31, 2001


                  Current        1 - 30       31 - 60      61 - 90       > 90         TOTAL
                ------------- -------------  -----------  ----------- -----------  -------------
ALLIED WASTE       63,322.99     62,367.94         0.00         0.00        0.00     125,690.93
BFI CENTRAL         1,160.48     88,245.00    29,992.35    57,016.88   48,972.01     225,386.72
BFI COMPTON         2,015.00      9,300.00         0.00         0.00        0.00      11,315.00
COAST              40,707.36    120,216.15         0.00         0.00        0.00     160,923.51
CRT                 3,920.00     14,195.00    14,165.00    19,440.00   23,960.00      75,680.00
EDCO                  382.40      1,415.36     2,213.12         0.00        0.00       4,010.88
ORGANIC                 0.00      6,350.00     1,560.00         0.00    5,210.00      13,120.00
POTENTIAL           6,705.00     17,875.00     6,015.00        15.00      215.00      30,825.00
UNIVERSAL          31,474.40     31,566.90         0.00         0.00        0.00      63,041.30
                ------------- -------------  -----------  ----------- -----------  -------------


TOTAL             149,687.63    351,531.35    53,945.47    76,471.88   78,357.01     709,993.34
                ============= ============== ============ =========== ============ =============

                         AMERICAN WASTE TRANSPORT, INC.
                                A/P AGING SUMMARY
                              AS OF MARCH 31, 2001


                                                    Current       1 - 30     31 - 60   61 - 90    > 90       TOTAL
                                                  ------------  -----------  --------  ---------  ------  -------------
"Y"TIRE SALES                                        9,702.86     2,711.04      0.00       0.00    0.00      12,413.90
CONSTRUCTION MACHINERY INC.                              0.00         0.00      0.00    -174.92    0.00        -174.92
COURT TRUSTEE                                          288.45         0.00      0.00       0.00    0.00         288.45
DEPARTMENT OF INDUSTRIAL RELATIONS                   1,500.00         0.00      0.00       0.00    0.00       1,500.00
ESGAR E. CAMPOS                                          0.00      -500.00      0.00       0.00    0.00        -500.00
IRELL & MANELLA LLP                                 40,572.30         0.00      0.00       0.00    0.00      40,572.30
LASSEN COUNTY CHILD SUPPORT DIV.                       363.45         0.00      0.00       0.00    0.00         363.45
LAWSON PRODUCTS INC.                                     0.00         0.00      0.00    -140.45    0.00        -140.45
MOBILE MINI, Inc.                                      368.19         0.00      0.00       0.00    0.00         368.19
PACIFIC BELL                                             0.00       204.13      0.00       0.00    0.00         204.13
REG-A-CAR, Inc.                                        125.00         0.00      0.00       0.00    0.00         125.00
SAN DIEGO COUNTY                                     1,276.10         0.00      0.00       0.00    0.00       1,276.10
STATE COMPENSATION INSURANCE FUND                   38,267.45         0.00      0.00       0.00    0.00      38,267.45
TCI TIRE CENTERS, LLC                                1,223.10         0.00      0.00       0.00    0.00       1,223.10
TEAMSTERS MISC. SECURITY FUND.                           0.00    14,497.98      0.00       0.00    0.00      14,497.98
THE ASSOCIATES                                      16,592.58         0.00      0.00       0.00    0.00      16,592.58
THE SOCO GROUP, Inc.                                13,976.49         0.00      0.00       0.00    0.00      13,976.49
WASTE MANAGEMENT OF EL CAJON                             0.00       196.39      0.00       0.00    0.00         196.39
WASTE MANAGEMENT OF EL CAJON -SAN DIEG0                  0.00       113.42      0.00       0.00    0.00         113.42
                                                  ------------  -----------  --------  ---------  ------  -------------


TOTAL                                              124,255.97    17,222.96      0.00    -315.37    0.00     141,163.56
                                                  ============  ===========  ========  =========  ======  =============

                                AWT POST ACCRUAL
                             TRANSACTIONS BY ACCOUNT
                              AS OF MARCH 31, 2001


                            Type    Date        Num    Name             Memo      Class  Clr              Split           Amount
                           -----  -----------  ----  -------------   -----------  -----  ---  ------------------------  ---------
2020 -ACCRUED FEDERAL PAYROLL TAXES
                           Check  03/06/2001   WIRE  SANWA BANK                               1003-SANWA PAYROLL TAXES  -7,000.40
                           Check  03/09/2001   WIRE  SANWA BANK                   SDT         1003-SANWA PAYROLL TAXES  -7,644.84
                           Check  03/21/2001   WIRE  SANWA BANK                   SDT         1003-SANWA PAYROLL TAXES  -7,172.17
                           Check  03/27/2001   WIRE  SANWA BANK                   SDT         1003-SANWA PAYROLL TAXES  -7,514.57
                                                                                                                       -----------
TOTAL FEDERAL TAXES PAID                                                                                               -29,331.98
                                                                                                                       -----------


                            Type     Date      Num     Name             Memo      Class  Clr              Split           Amount
                           -----  -----------  ----  -------------  ------------  -----  ---  ------------------------  ----------
2021 -ACCRUED STATE PAYROLL TAXES
                           Check  03/05/2001   1005  EMPLOYMENT DEVELOPMENT DEPT.             1003-SANWA PAYROLL TAXES  -1,415.73
                           Check  03/09/2001   1006  EMPLOYMENT DEVELOPMENT DEPT.             1003-SANWA PAYROLL TAXES  -1,237.56
                           Check  03/21/2001   1007  EMPLOYMENT DEVELOPMENT DEPT.             1003-SANWA PAYROLL TAXES  -1,108.84
                           Check  03/23/2001   1008  EMPLOYMENT DEVELOPMENT DEPT.             1003-SANWA PAYROLL TAXES  -1,154.03
                                                                                                                        ----------
TOTAL STATE TAXES PAID                                                                                                  -4,916.16
                                                                                                                        ----------


                 INSURANCE COVERAGE
                 ------------------


                    AGENT               COVERAGE        EXPIRATION        PREMIUM
CARRIER             NAME                 AMOUNT            DATE         PAID TO DATE


USBC - Legion      Andreini &           1,000,000        9/23/01           3/31/01
AWT-State Fund     Company              1,000,000         6/1/01           3/31/01
Penn America       Mark Novy            2,000,000        9/23/01           3/31/01
Penn America       Mark Novy
Penn America       Mark Novy
Penn America       Mark Novy            1,000,000        9/23/01           3/31/01
Penn America       Mark Novy            1,000,000        9/23/01           3/31/01
Clarendon          Mark Novy       Comp & Collision       3/5/01           3/31/01
Penn America       Mark Novy            1,007,497                          3/31/01
Penn America       Mark Novy            5,000,000        9/23/01           3/31/01
General Sec.

